UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 8, 2017
(Date of earliest event reported)

TECH DATA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive
Clearwater, Florida, 33760
(Address of principal executive offices)

727-539-7429
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On August 8, 2017 (the “Execution Date”), Tech Data Corporation (the “Company”) amended and restated the transfer and administration agreement dated as of May 19, 2000 (as amended prior to the Execution Date, “the Original Agreement”, and as amended and restated on the Execution Date, the “Amended and Restated Agreement”), a two-year receivables securitization facility which allows a special purpose, bankruptcy remote vehicle, wholly owned by the Company (the “Transferor”), to pledge a designated pool of U.S. accounts receivable on an ongoing basis to provide collateral for borrowings. The Original Agreement was scheduled to expire on November 16, 2017. Under the Amended and Restated Agreement, the Company has access to up to a maximum of $750.0 million in borrowings and pays interest on advances at designated commercial paper or LIBOR-based rates plus an agreed-upon margin. The Company added AVT Technology Solutions LLC (“AVT TS”), a Delaware limited liability company that was acquired by the Company on February 27, 2017, as an additional originator of accounts receivable pledged under the Amended and Restated Agreement.

Certain Relationships

The various counterparties under each of the agreements described herein have provided and may continue to provide investment banking, financial advisory, credit and other services to the Company, for which they have received customary fees and expenses.

Item 9.01.        Financial Statements and Exhibits.
(d)    Exhibits

EXHIBIT NO.	DESCRIPTION

10.1
Amended and Restated Transfer and Administration Agreement, dated as of August 8, 2017, among Tech Data Corporation, as collection agent; Tech Data Finance SPV, Inc., as transferor; PNC Bank, National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Mizuho Bank, Ltd., and BNP Paribas, as class agents and bank investors; Liberty Street Funding LLC, Victory Receivables Corporation and Starbird Funding Corporation, as class conduits; and The Bank of Nova Scotia, as class agent, bank investor and administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: August 10, 2017	/s/ Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1
Amended and Restated Transfer and Administration Agreement, dated as of August 8, 2017, among Tech Data Corporation, as collection agent; Tech Data Finance SPV, Inc., as transferor; PNC Bank, National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Mizuho Bank, Ltd., and BNP Paribas, as class agents and bank investors; Liberty Street Funding LLC, Victory Receivables Corporation and Starbird Funding Corporation, as class conduits; and The Bank of Nova Scotia, as class agent, bank investor and administrative agent.